UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________
FORM 8-K
__________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 17, 2021
__________
ROOT, INC.
(Exact name of Registrant as Specified in Its Charter)
__________

Delaware	001-39658	84-2717903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

80 E. Rich Street, Suite 500 Columbus, Ohio		43215
(Address of Principal Executive Offices)		(Zip Code)
(866) 980-9431
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
__________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value	ROOT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On September 17, 2021, the board of directors of Root, Inc. (the "Company") appointed Daniel Rosenthal, currently Chief Financial Officer of the Company, Chief Revenue and Operating Officer, effective September 20, 2021. Mr. Rosenthal will continue to serve in the capacity of Chief Financial Officer while the Company initiates a search for a new Chief Financial Officer. Mr. Rosenthal will continue to receive compensation and benefits materially similar to those described in the Company's Definitive Proxy Statement for the 2021 Annual Meeting of Stockholders (the "2021 Proxy Statement"), filed on Schedule 14A with the Securities and Exchange Commission (the "SEC") on April 29, 2021, and on Form 8-K, filed with the SEC on May 11, 2021. The biographical information and business experience of Mr. Rosenthal is also included in the 2021 Proxy Statement, and those descriptions are incorporated herein by reference.

Item 7.01    Regulation FD Disclosure.
The Company’s press release announcing the appointment of Mr. Rosenthal as Chief Revenue and Operating Officer is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The information contained in Item 7.01 of this Form 8-K (including Exhibit 99.1 attached hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits.
(d)    Exhibits
The following exhibit relating to Item 7.01 shall be deemed to be furnished:

Exhibit No.	Description
99.1	Root, Inc. Announces Organizational Changes to Accelerate Growth of Corporate Initiatives

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROOT, INC.

Dated: September 21, 2021
	By:	/s/ Alexander Timm
Alexander Timm
Chief Executive Officer and Director